Exhibit 99.3

GW READER HOLDING LIMITED

CONDENSED CONSOLIDATED BALANCE SHEETS

AS OF APRIL 30, 2025 AND JULY 31, 2024 (UNAUDITED)

(CURRENCY EXPRESSED IN UNITED STATES DOLLARS (“US$”), EXCEPT FOR NUMBER OF SHARES)

	As of April 30, 2025 (the “Group”)	As of July 31, 2024 (the “Company’)

ASSETS
CURRENT ASSETS
Cash and cash equivalents	$21,548	$-
Account receivables, net	49	-
Prepayment, deposits and other receivables	81	42,200
TOTAL CURRENT ASSETS	21,678	42,200

NON-CURRENT ASSET
Goodwill	293,498	-
TOTAL NON-CURRENT ASSET	293,498	-

TOTAL ASSETS	$315,176	$42,200

LIABILITIES AND SHAREHOLDERS’ EQUITY
CURRENT LIABILITIES
Other payable and accrued liabilities	4,511	-
Deferred revenue	45,217	-
TOTAL CURRENT LIABILITIES	49,728	-

NON-CURRENT LIABILITIES
Amount due to director	88,028	-
Amount due to director of subsidiary	254,272	-
TOTAL NON-CURRENT LIABILITIES	342,300	-

TOTAL LIABILITIES	$392,028	$-

SHAREHOLDERS’ EQUITY
Common Stock - as of April 30, 2025 and July 31, 2024	$50,000	$50,000
Accumulated other comprehensive loss	314	-
Accumulated deficit	(127,166)	(7,800)
TOTAL SHAREHOLDERS’ EQUITY	$(76,852)	$42,200
TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$315,176	$42,200

The accompanying notes are an integral part of these financial statements.

F-1

GW READER HOLDING LIMITED

CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS AND COMPREHENSIVE LOSS

FOR THE NINE MONTHS ENDED APRIL 30, 2025 AND 2024

(UNAUDITED)

(CURRENCY EXPRESSED IN UNITED STATES DOLLARS (“US$”), EXCEPT FOR NUMBER OF SHARES)

	Nine Months Ended April 30,
	2025	2024

REVENUE	$909	$-

COST OF SERVICE	(50)	-

GROSS PROFIT	859	-

GENERAL AND ADMINISTRATIVE EXPENSES	(118,920)	(7,800)

LOSS FROM OPERATIONS	(118,061)	(7,800)

OTHER INCOME	-	-

LOSS FROM OPERATIONS BEFORE INCOME TAX	(118,061)	(7,800)

INCOME TAX EXPENSES	-	-

NET LOSS	(118,061)	(7,800)

OTHER COMPREHENSIVE (LOSS)	(314)	-

TOTAL COMPREHENSIVE LOSS	$(118,375)	$(7,800)

NET LOSS PER SHARE - BASIC AND DILUTED	$(0.00)	$(0.00)

WEIGHTED AVERAGE NUMBER OF COMMON SHARES OUTSTANDING, BASIC AND DILUTED	50,000	50,000

F-2

GW READER HOLDING LIMITED

CONDENSED CONSOLIDATED STATEMENT OF SHAREHOLDERS’ EQUITY

FOR THE NINE MONTHS ENDED APRIL 30, 2025 AND 2024

(UNAUDITED)

(CURRENCY EXPRESSED IN UNITED STATES DOLLARS (“US$”), EXCEPT FOR NUMBER OF SHARES)

	Common Stock		Additional	Accumulated Other		Total
	Number of Shares	Amount	Paid-in Capital	Comprehensive Income	Accumulated Deficit	Stockholders’ Equity
Balance as of July 31, 2024	50,000	$50,000	$-	$-	$(7,800)	$42,200
Foreign currency translation	-	-	-	314	-	314
Net loss	-	-	-	-	(119,366)	(119,366)
Balance as of April 30, 2025	50,000	$50,000	$-	$314	$(127,166)	$(76,852)

	Common Stock		Additional	Accumulated Other		Total
	Number of Shares	Amount	Paid-in Capital	Comprehensive Loss	Accumulated Deficit	Stockholders’ Equity
Balance as of July 31, 2023	-	$-	$-	$-	$-	$-
Share issuance on October 12, 2023	50,000	50,000	-	-	-	50,000

Foreign currency translation	-	-	-	-	-	-
Net loss	-	-	-	-	(7,800)	(7,800)
Balance as of April 30, 2024	50,000	$50,000	$-	$	$(7,800)	$(42,200)

F-3

GW READER HOLDING LIMITED

CONDENSED CONSOLIDATED STATEMENT OF CASH FLOWS

FOR THE NINE MONTHS ENDED APRIL 30, 2025 and 2024

(UNAUDITED)

(CURRENCY EXPRESSED IN UNITED STATES DOLLARS (“US$”), EXCEPT FOR NUMBER OF SHARES)

	For the Nine months ended April 30,
	2025	2024
CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss	$(118,061)	$(7,800)
Adjustments to reconcile net loss to net cash used in operating activities
Amortization of intangible asset	2,866	-
Changes in operating assets and liabilities:
Account receivables, net	592	-
Prepayment, deposits and other receivables	105	(50,000)
Deferred revenue	986	-
Other payable and accrued liabilities	(3,790)	-

Net cash used in operating activities	(117,302)	(50,000)

CASH FLOWS FROM INVESTING ACTIVITY
Acquisition of subsidiary, net of cash acquired	5,500	-

Net cash generated from investing activity	5,500	-

CASH FLOWS FROM FINANCING ACTIVITIES
Proceed from issuance of shares	-	50,000
Advance from immediate holding company	303	-
Advance from director	130,213	7,800
Advance from director of subsidiary	2,751	-

Net cash generated from financing activities	133,267	50,000

Effect of exchange rate changes in cash and cash equivalents	83	-

Net increase in cash and cash equivalents	21,548	-
Cash and cash equivalents, beginning of period	-	-

CASH AND CASH EQUIVALENTS, END OF PERIOD	$21,548	$-

SUPPLEMENTAL CASH FLOWS INFORMATION
Income taxes paid	$-	$-
Interest paid	$-	$-

The accompanying notes are an integral part of these financial statements.

F-4

GW READER HOLDING LIMITED

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

FOR THE NINE MONTHS ENDED APRIL 30, 2025 AND 2024 (UNAUDITED)

(CURRENCY EXPRESSED IN UNITED STATES DOLLARS (“US$”), EXCEPT FOR NUMBER OF SHARES)

(UNAUDITED)

1. ORGANIZATION AND BUSINESS BACKGROUND

GW Reader Holding Limited (“GW Reader Holding” or the “Company”) is a holding company incorporated in the Cayman Islands on October 12, 2023. The Company was established as part of a strategic restructuring initiative to consolidate and oversee the operations of digital publishing assets under a single offshore vehicle, enhancing scalability, corporate governance, and future capital market readiness.

GW Reader Holding’s core business activities are conducted through its two wholly owned subsidiaries:

1.	Willing Read Culture Technology Co., Limited, a Hong Kong-incorporated company that serves as the intermediate holding and operating platform; and

2.	GW Reader Sdn. Bhd., a Malaysian-incorporated limited liability company that operates the Company’s primary digital publishing business.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The accompanying financial statements of the Company have been prepared in accordance with accounting principles generally accepted in the United States of America (“US GAAP”).

Basis of Consolidation

The consolidated financial statements include the accounts of the Company and its wholly owned subsidiaries. All intercompany balances and transactions have been eliminated in consolidation.

Going Concern

The accompanying financial statements have been prepared on a going concern basis, which assumes the Company will be able to continue as a going-concern and contemplates the realization of assets and satisfaction of liabilities in the normal course of business. For the nine months ended April 30, 2025, the Company incurred a net loss of $118,061 and the current liabilities of the Company exceeded its current assets by $28,050 and has a shareholders’ deficit of $76,852. In view of these factors, the continuation of the Company as a going concern is dependent on the financial support of the shareholder director and on the Company returning to profitability to meet its obligations and pay its liabilities arising from normal business operations when they come due and ultimately upon its ability to achieve profitable operations. The outcome of these matters cannot be predicted with any certainty at this time and raise substantial doubt that the Company will be able to continue as a going concern. These consolidated financial statements do not include any adjustments to the amounts and classification of assets and liabilities that may be necessary should the Company be unable to continue as a going concern.

Use of Estimates

In preparing financial statements in conformity with GAAP, we are required to make estimates and assumptions that affect the reported amounts in the financial statements and accompanying notes. Actual results could differ from those estimates.

Cash and Cash Equivalents

Cash is carried at cost and represent cash on hand, time deposits placed with banks or other financial institutions and all highly liquid investments with an original maturity of three months or less. Cash equivalents consist of funds received from customer, which funds were held at the third-party platform’s fund account, and which are unrestricted and immediately available for withdrawal and use.

F-5

Revenue Recognition

The Company primarily generates revenue through its platform by providing users with access to Paid Content.

Paid Content revenue is recognized when the Company provides services that provide content to users through the platform. Content provided by the platform includes web-novels, and e-books.

We have an obligation to upload and maintain content on the platform by contracting with creators to make the content available to our customers. On most of our offering, customers purchase access to content by first purchasing a virtual currency in the form of Coins then redeeming such virtual currency for access to particular content.

For the majority of transactions, we have determined that we are the principal for services provided to users and recognize revenue gross of commissions payable to the creators. Key considerations in this determination include the Company’s ability to control access to, monetization of, and promotion of the content, as well as its responsibility for resolution of end user inquiries and complaints and its ability to establish the price of the content on the platform.

The period of time the user can view the content varies depending on the platform and the terms of the arrangement with the user. We recognize Paid Content revenue base on the usage of Coins by the users and this provides a reasonable depiction of the transfer of services.

Deferred Revenue

Deferred revenue is recorded when the Company entered into a contract with a customer and cash payments are received or due prior to transfer of control or satisfaction of the related performance obligation.

Credit losses

The Company adopted ASU 2016-13 Financial Instruments — Credit Losses (ASC Topic 326): Measurement of Credit Losses on Financial Instruments, which replaced the incurred loss methodology with an expected loss methodology that is referred to as the current expected credit loss (“CECL”) methodology. The measurement of expected credit losses under CECL is applicable to financial assets measured at amortized cost, including accounts receivable. After the Company’s assessment of CECL for the accounts receivable at April 30, 2025 and July 31, 2024 there were no allowances for credit losses.

Cost of Revenue

In accordance with ASC 340-40 and ASC 605, the Company recognizes cost of revenue as those costs directly attributable to the delivery of its services and the generation of revenue.

The Company’s cost of revenue primarily consists of service charges imposed by a third-party collection company that processes and remits customer payments. These charges are deducted from gross collections and are recognized in the period in which the related revenue is earned.

Cost of revenue does not include indirect costs such as general administrative expenses or marketing-related costs.

Net (Loss) Income Per Share

The Company calculates net (loss) income per share in accordance with ASC Topic 260, “Earnings per Share.” Basic (loss) income per share is computed by dividing the net (loss) income by the weighted-average number of common shares outstanding during the period. Diluted income per share is computed similar to basic (loss) income per share except that the denominator is increased to include the number of additional common shares that would have been outstanding if the potential common stock equivalents had been issued and if the additional common shares were dilutive.

At April 30, 2025 and April 30, 2024, the Company has no potentially dilutive securities, such as options or warrants, outstanding.

F-6

Income Taxes

Income taxes are determined in accordance with the provisions of ASC Topic 740, “Income Taxes” (“ASC Topic 740”). Under this method, deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax basis. Deferred tax assets and liabilities are measured using enacted income tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. Any effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.

ASC 740 prescribes a comprehensive model for how companies should recognize, measure, present, and disclosed in their financial statements uncertain tax positions taken or expected to be taken on a tax return. Under ASC 740, tax positions must initially be recognized in the financial statements when it is more likely than not the position will be sustained upon examination by the tax authorities. Such tax positions must initially and subsequently be measured as the largest amount of tax benefit that has a greater than 50% likelihood of being realized upon ultimate settlement with the tax authority assuming full knowledge of the position and relevant facts.

The Company conducts major businesses in Malaysia and is subject to tax in their own jurisdictions. As a result of its business activities, the Company will file separate tax returns that are subject to examination by the foreign tax authorities.

Related Parties

In general, related parties exist when there is a relationship that offers the potential for transactions at less than arm’s-length, favorable treatment, or the ability to influence the outcome of events different from that which might result in the absence of that relationship. A related party may be any of the followings: a) affiliate, a party that directly or indirectly controls, is controlled by, or is under common control with another party; b) principle owner, the owner of record or known beneficial owner of more than 10% of the voting interest of an entity; c) management, persons having responsibility for achieving objectives of the entity and requisite authority to make decision; d) immediate family of management or principal owners; e) a parent company and its subsidiaries; f) other parties that has ability to significant influence the management or operating policies of the entity.

Fair Value Measurement

Accounting Standards Codification (“ASC”) 820 “Fair Value Measurements and Disclosures”, which defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. The statement clarifies that the exchange price is the price in an orderly transaction between market participants to sell the asset or transfer the liability in the market in which the reporting entity would transact for the asset or liability, that is, the principal or most advantageous market for the asset or liability. It also emphasizes that fair value is a market-based measurement, not an entity-specific measurement, and that market participant assumptions include assumptions about risk and effect of a restriction on the sale or use of an asset.

This ASC establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The three levels of the fair value hierarchy are described below:

Level 1: Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2: Quoted prices in markets that are not active, or inputs that are observable, either directly or indirectly, for substantially the full term of the asset or liability; and

F-7

Level 3: Prices or valuation techniques that require inputs that are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Recently issued and adopted accounting pronouncements

In December 2023, the Financial Accounting Standards Board (“FASB”) issued ASU 2023-09, Income Taxes (Topic 740): Improvements to Income Tax Disclosures to improve annual income tax disclosure requirements, primarily to (1) disclose specific categories in the rate reconciliation (2) provide additional information for reconciling items that meet a quantitative threshold, and (3) enhance cash tax payment disclosures. This ASU, which can be applied either prospectively or retrospectively, is effective for annual periods beginning after December 15, 2024, with early adoption permitted.

In November 2023, the FASB issued ASU 2023-07, Segment Reporting (Topic 280): Improvements to Reportable Segment Disclosures to improve reportable segment disclosure requirements, primarily through enhanced disclosures about significant segment expenses. This guidance will be effective for the Company for the annual report for the fiscal year ending April 26, 2025 and subsequent interim periods. Early adoption is permitted, and retrospective adoption is required for all prior periods presented.

3. GOODWILL

Acquisition of GW Reader Sdn. Bhd.

On October 17, 2024, Willing Read Culture Technology Co., Limited (“Willing Read”) acquired 100% of the equity interests of GW Reader Sdn. Bhd. (“GW Reader Malaysia”). The acquisition was accounted for under the acquisition method of accounting in accordance with ASC 805, Business Combinations. The purchase price was allocated to the assets acquired and liabilities assumed based on their estimated fair values as of the acquisition date. The excess of the consideration transferred over the fair value of the net assets acquired and liabilities assumed was recorded as goodwill.

Goodwill Calculation

Goodwill represents the excess of the purchase consideration transferred over the fair value of the net assets acquired and liabilities assumed. The preliminary allocation of the purchase price is summarized as follows:

Cash and cash equivalents	$6,785
Accounts receivable, net	640
Prepayments	186
Intangible asset, net	2,944
Accrued expenses	(8,301)
Amount due to director	(251,522)
Deferred revenue	(44,230)
Adjustment for foreign exchange fluctuation	(2)
Fair value of GW Reader Sdn. Bhd.	$(293,500)
Fair value of consideration	2
Goodwill	$(293,498)

Acquisition by GW Reader Holding Limited (Common Control Transaction)

On November 27, 2024, GW Reader Holding Limited (“GW Holding”) acquired 100% of the equity interests of Willing Read. As both entities were under the common control, the transaction was accounted for in accordance with ASC 805-50, Transactions Between Entities Under Common Control. Accordingly, the assets and liabilities of Willing Read, including the goodwill recognized in connection with the October 17, 2024 acquisition of GW Reader Malaysia, were recorded by GW Holding at their predecessor carrying amounts. No new goodwill was recognized in connection with this transaction.

4. ACCOUNTS RECEIVABLE, NET

As of April 30, 2025 and July 31, 2024, the Company accounts receivable, net consist of following:

	As of April 30, 2025	As of July 31, 2024
Accounts receivable	$49	$-
Provision for estimated credit losses	-	-
Total accounts receivable, net	$49	$-

F-8

5. PREPAYMENT

As of April 30, 2025 and July 31, 2024, the Company prepayment consist of following:

	As of April 30, 2025	As of July 31, 2024

Subscription receivable	$-	$42,200
Other prepayment	81	-
Total prepayment	$81	$42,200

6. AMOUNT DUE TO DIRECTOR

As of April 30, 2025 and July 31, 2024 the director of the Company advanced $88,028 and $0 respectively to the Company, which is unsecured and non-interest bearing.

	As of April 30, 2025	As of July 31, 2024
Amount due to director	$88,028	$-

7. AMOUNT DUE TO DIRECTOR OF SUBSIDIARY

As of April 30, 2025 and July 31, 2024 the director of the subsidiary company advanced $245,462 and $0 respectively to the subsidiary company, which is unsecured and non-interest bearing with no fixed terms of repayment.

	As of April 30, 2025	As of July 31, 2024
Amount due to director of subsidiary	$254,272	$-

On September 3, 2024, Mr. Hong Zhida resigned as a director of the subsidiary and subsequently assigned his debts to Mr. Seah Chia Yee on January 1, 2025. Mr. Seah Chia Yee has confirmed that repayment of the outstanding balance will not be demanded within twelve months from the date of these audited financial statements.

8. OTHER PAYABLE AND ACCRUED LIABILITIES

As of April 30, 2025 and July 31, 2024, other payable and accrued liabilities consist of following:

	As of April 30, 2025	As of July 31, 2024
Accrued expenses	$4,511	-
Total other payable and accrued liabilities	$4,511	$-

Accrued expenses as of April 30, 2025 consist of accrued audit fees, accounting fees, taxation fess and commission payables.

9. SHAREHOLDERS’ EQUITY

As of July 31, 2024 and April 30, 2025, there were 50,000 shares of common stock issued and outstanding and no shares of preference stock was issued.

There were no stock options, warrants or other potentially dilutive securities outstanding as of July 31, 2024 and April 30, 2025.

F-9

10. INCOME TAX

The loss from operation before income tax of the Company for the nine and three months ended April 30, 2025 and 2024 was comprised of the following:

	For the Nine Months Ended April 30

	2025	2024
Tax jurisdictions from:
– Local	$(6,518)	$(7,800)

– Foreign, representing:
Hong Kong	(87,976)	-
Malaysia	(23,567)	-

Loss from operation before income tax	$(118,061)	$(7,800)

The effective tax rate in the periods presented is the result of the mix of income earned in various tax jurisdictions that apply a broad range of income tax rates. During the periods presented, the Company has a number of subsidiaries that operates in different countries and is subject to tax in the jurisdictions in which its subsidiaries operate, as follows:

Cayman Islands

The Company is incorporated in the Cayman Islands, a jurisdiction that does not impose corporate income taxes, capital gains taxes, or withholding taxes on income derived within or outside of the Cayman Islands. As such, the Company is not subject to income tax in the Cayman Islands.

No provision for income taxes has been made in the accompanying financial statements, as the Company has no tax obligations in its country of incorporation. Additionally, the Company has not incurred any current or deferred tax liabilities in other jurisdictions as of the reporting date.

Hong Kong

Willing Read Culture Technology Co Limited operating in Hong Kong are subject to the Hong Kong Profits Tax at the statutory income tax rate of 8.25% on assessable profits up to HK$2,000,000; and 16.5% on any part of assessable profits over HK$2,000,000. For the nine months ended April 30, 2025, subsidiary in Hong Kong incurred an aggregate operating loss of $87,976. The cumulative operating losses can be carried forward to offset future taxable income. The Company has provided for a full valuation allowance against the deferred tax assets of $7,258 on the expected future tax benefits from the net operating loss carry forwards as the management believes it is more likely than not that these assets will not be realized in the future.

Malaysia

GW Reader Sdn Bhd is governed by the income tax laws of Malaysia and the income tax provision in respect of operations in Malaysia is calculated at the applicable tax rates on the taxable income for the periods based on existing legislation, interpretations and practices in respect thereof. Under the Income Tax Act of Malaysia, enterprises that incorporated in Malaysia are usually subject to a unified 24% enterprise income tax rate while preferential tax rates, tax holidays and even tax exemption may be granted on case-by-case basis. As of April 30, 2025, the operations in the Malaysia incurred $23,557 of cumulative net operating losses which can be carried forward for a maximum period of ten consecutive years to offset future taxable income.

F-10

Management believes that it is more likely than not that the deferred tax assets will not be fully realizable in the future. Accordingly, the Company provided for a full valuation allowance against its deferred tax assets of $12,914 as of April 30, 2025.

11. CONCENTRATIONS OF RISK

Customer Concentration

For the nine months ended April 30, 2025 and 2024, no customer accounted for 10.0% or more of the Company’s total revenues.

The Company distributes its products primarily through third-party platforms (the “Platforms”), which process customer payments on the Company’s behalf. These Platforms collect payments directly from end users and remit the net amounts to the Company on a periodic basis after deducting applicable platform service fees.

For the nine months ended April 30, 2025, the Company had an outstanding receivable balance of $49, or 100% of total accounts receivable, due from Platform A.

For the nine months ended April 30 2024, there was no customer who accounted for 10% or more of the Company’s revenues nor with significant outstanding receivables.

Although the Company does not have customer concentration based on revenue, it is subject to collection risk concentrated in a limited number of third-party service providers. Any delay, disruption, or failure in remittance by these service providers could adversely affect the Company’s liquidity and financial condition.

Vendor Concentration

For the nine months ended April 30, 2025, the Company’s total cost of service was approximately $50, of which Vendor A accounted for approximately $24 or 48%, and Vendor B accounted for approximately $26 or 52%.

For the nine months ended April 30, 2024, there was no vendor who accounted for 10% or more of the Company’s purchases nor with significant outstanding payables.

As of April 30, 2025 and 2024, the Company did not have any outstanding accounts payable balances to these vendors. Despite the absence of outstanding payables, the Company remains operationally dependent on a limited number of key vendors, and the loss or interruption of services provided by any of these vendors could have a material adverse effect on the Company’s business operations and financial performance.

F-11

12. SEGMENT REPORTING

ASC 280, “Segment Reporting” establishes standards for reporting information about operating segments on a basis consistent with the Company’s internal organization structure as well as information about services categories, business segments and major customers in financial statements. The Company has single reportable segment based on business unit, digital content publishing and single reportable segment based on country, Non-United States.

In accordance with the “Segment Reporting” Topic of the ASC, the Company’s chief operating decision maker has been identified as the Chief Executive Officer and President, who reviews operating results to make decisions about allocating resources and assessing performance for the entire Company. Existing guidance, which is based on a management approach to segment reporting, establishes requirements to report selected segment information quarterly and to report annually entity-wide disclosures about products and services, major customers, and the countries in which the entity holds material assets and reports revenue. All material operating units qualify for aggregation under “Segment Reporting” due to their similar customer base and similarities in economic characteristics; nature of products and services; and procurement, manufacturing and distribution processes.

For the nine months ended April 30, 2025 and 2024, the Company operated as a single operating segment, being the provision of digital content publishing.

13. SUBSEQUENT EVENTS

In accordance with ASC Topic 855, “Subsequent Events”, which establishes general standards of accounting for and disclosure of events that occur after the balance sheet date but before financial statements are issued, the Company has evaluated all events or transactions that occurred after April 30, 2025 up through the date the Company issued the financial statements.

On May 26, 2025, Keemo Fashion Group Limited (the “Keemo”) entered into a Share Purchase Agreement with Guang Wen Global Group Limited, a company incorporated in the British Virgin Islands (the “Seller”), pursuant to which Keemo agreed to acquire 100% of the issued and outstanding shares of GW Reader Holding Limited, a company incorporated in the Cayman Islands.

Upon completion Keemo will also acquire all of GW Reader Holding Limited’s assets and subsidiaries, namely:

●	Willing Read Culture Technology Co., Limited, a wholly owned subsidiary incorporated in Hong Kong; and

●	GW Reader Sdn. Bhd., a wholly owned subsidiary incorporated in Malaysia.

On September 2, 2025, the acquisition of GW Reader Holding Limited was completed and closed.

F-12

ITEM 3 CONTROLS AND PROCEDURES

Disclosure Controls and Procedures

We maintain disclosure controls and procedures, as defined in Rule 13a-15(e) promulgated under the Securities Exchange Act of 1934 (the “Exchange Act”), that are designed to ensure that information required to be disclosed by us in the reports that we file or submit under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms and that such information is accumulated and communicated to our management, including our principal executive and principal financial officers, or persons performing similar functions, as appropriate, to allow timely decisions regarding required disclosure.

We carried out an evaluation, under the supervision and with the participation of our management, including our chief executive officer, of the effectiveness of our disclosure controls and procedures as of April 30, 2025. Based on the evaluation of these disclosure controls and procedures, and in light of the material weaknesses found in our internal controls over financial reporting, our chief executive officer concluded that our disclosure controls and procedures were not effective. The matters involving internal controls and procedures that our management considered to be material weaknesses under the standards of the Public Company Accounting Oversight Board were: (i) lack of a functioning audit committee due to a lack of a majority of independent members and a lack of a majority of outside directors on our board of directors, resulting in ineffective oversight in the establishment and monitoring of required internal controls and procedures; (ii) inadequate segregation of duties and effective risk assessment; and (iii) insufficient written policies and procedures for accounting and financial reporting with respect to the requirements and application of both US GAAP and SEC guidelines. The aforementioned material weaknesses were identified by our chief executive officer in connection with the review of our financial statements as of April 30, 2025.

Management’s Report on Internal Control over Financial Reporting

Our management is responsible for establishing and maintaining adequate internal control over financial reporting as defined in Rules 13a-15(f) and 15d-15(f) under the Exchange Act. Our internal control over financial reporting is designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. The internal controls for the Company are provided by executive management’s review and approval of all transactions. Our internal control over financial reporting also includes those policies and procedures that:

1.	pertain to the maintenance of records that in reasonable detail accurately and fairly reflect the transactions and dispositions of our assets;

2.	provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with U.S. GAAP, and that our receipts and expenditures are being made only in accordance with the authorization of our management; and

3.	provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use or disposition of our assets that could have a material effect on the financial statements.

Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.

Management assessed the effectiveness of the Company’s internal control over financial reporting as of April 30, 2025. In making this assessment, management used the criteria set forth by the Committee of Sponsoring Organizations of the Treadway Commission in Internal Control-Integrated Framework. Management’s assessment included an evaluation of the design of our internal control over financial reporting and testing of the operational effectiveness of these controls.

As of April 30, 2025, management assessed the effectiveness of our internal control over financial reporting based on the criteria for effective internal control over financial reporting established in Internal Control — Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission (“COSO”) in 2013 and SEC guidance on conducting such assessments. Based on such evaluation, the Company’s management concluded that, during the period covered by this Report, our internal control over financial reporting were not effective due to the presence of material weaknesses.

Changes in Internal Control over Financial Reporting:

There were no changes in our internal control over financial reporting during the nine months ended April 30, 2025, that have materially affected, or are reasonably likely to materially affect, our internal control over financial reporting.

-2-